Unit-Based Compensation	3 Months Ended
Mar. 31, 2012
Disclosure Of Compensation Related Costs Share based Payments [Abstract]
Unit-Based Compensation
Note 5 - Unit-Based Compensation

During the three months ended March 31, 2012, the Company granted an aggregate 913,663 restricted units to employees, primarily as part of its annual review of employee compensation, with an aggregate fair value of approximately $34 million.  The restricted units vest over three years.  A summary of unit-based compensation expenses included on the condensed consolidated statements of operations is presented below:

	Three Months Ended March 31,
	2012	2011
	(in thousands)

General and administrative expenses	$7,622	$5,404
Lease operating expenses	549	234
Total unit-based compensation expenses	$8,171	$5,638

Income tax benefit	$3,019	$2,083